SEMIANNUAL REPORT
                               DECEMBER 31, 2001

                             FMI Mutual Funds, Inc.
                      (formerly known as Eastcliff Funds)

                               FMI AAM Palm Beach
                               Total Return Fund

                            FMI Winslow Growth Fund

                            FMI Knappenberger Bayer
                              Emerging Growth Fund

                               FMI Woodland Small
                           Capitalization Value Fund

                              FMI Sasco Contrarian
                                   Value Fund

                              NO-LOAD MUTUAL FUNDS

FMI Mutual Funds, Inc.

                                                               February 26, 2002

Dear Fellow Shareholders:

  It is with great pleasure that I write the first shareholder letter for FMI Mutual Funds, Inc. (formerly known as Eastcliff Funds). We are extremely pleased to be able to bring these five funds under the FMI umbrella, and excited about the prospects for all of us as shareholders. Collectively, the Funds, with their differing investment objectives, can provide each of us with vehicles to meet our individual investments needs.

  Each of the funds invest primarily in common stocks of companies in the United States. The FMI AAM Palm Beach Total Return Fund, however, can include in its portfolio both common stocks and debt securities in an effort to achieve a high total return. Common stocks would be primarily those of larger U.S. capitalized companies in excess of $7 billion, while a good portion of the Fund will have maturities, usually of about 10 years or less. Due to a recent change in ownership at Palm Beach Investment Advisers, LLC, Fiduciary Management has taken over day-to-day management of this portfolio.

  The FMI Winslow Growth Fund is one of our two growth funds. The Fund will focus its efforts primarily on the mid- to large-capitalization companies, with market capitalization in excess of $3 billion.

  FMI Knappenberger Bayer Emerging Growth Fund is the second growth fund in the FMI umbrella. This Fund differs from the Winslow Growth Fund, in that it primarily invests in smaller-capitalization companies, with market capitalizations of under $3 billion at time of purchase. Both the Winslow Growth Fund and the Knappenberger Bayer Emerging Growth Fund will focus on companies that have the potential for above-average future earnings growth.

  The FMI Woodland Small Capitalization Value Fund is one of our two "value" funds. We believe this investment approach has the potential to produce superior portfolio returns if the market ultimately recognizes that investments held by this Fund are undervalued. This Fund will focus its efforts primarily on companies with market capitalization of $1.5 billion or less.

  Our final fund is the FMI Sasco Contrarian Value Fund. This Fund differs from the Woodland Small Cap Value Fund in that it invests predominantly in larger-capitalization companies, of between $1 billion and $7 billion at the time of purchase. This Fund will focus its efforts on restructuring and turnaround potential of companies that are selling at a substantial discount to their private market value.

  We are extremely pleased to offer these five Funds to you under the FMI banner, and believe that their prospects are excellent for growth and meeting our individual needs as shareholders. Individual letters from the advisors of each of these Funds follow, wherein they detail their outlook for the prospects for their respective Funds, as well as commentary on their results for the year 2001.

  We thank you for the confidence you have placed in FMI Mutual Funds, Inc., and look forward to what we believe will be many years of excellent investment performance. For further information and previous shareholder reports, please visit our website at www.fiduciarymgt.com.

  Sincerely,

  /s/Ted D. Kellner

  Ted D. Kellner, C.F.A.
  President

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555
                              www.fiduciarymgt.com

FMI AAM Palm Beach Total Return Fund

                                                               February 26, 2002

Dear Shareholder,

  The year 2001 continued the contraction in stock valuations which began in March of 2000, and which marked the end of the bull market of the 1990's. Despite a record number of Fed interest rate cuts for a single year, the economy slid into a recession. The years 2000 & 2001 were, by most measures, the worst two-year period for the equity markets since the early 1970's.

  For the twelve months ending December 31, 2001, the FMI AAM Palm Beach Total Return Fund declined 18.16% vs. the S&P 500 at -11.88%. The Nasdaq Composite declined 21.05%. The Fund's average annual compounded rate of return for the five and ten years ending December 31, 2001, was 9.11% and 10.67%, respectively. At December 31, 2001 the Fund was diversified across seven sectors of the S&P 500: capital goods, consumer cyclicals, consumer staples, energy, healthcare, transportation and utilities. Healthcare represented the largest sector.

  We feel that stock prices remain ahead of fundamentals, particularly in technology stocks. We are likely two quarters away from better earnings news. Over the next year we expect generally higher stock prices, with various sectors recovering at different times and at different rates.

  As of December 27, 2001, the Board of Directors declared a distribution of $2.26113 per share, from long-term capital gains, payable December 28, 2001 to shareholders of record on December 26, 2001.

  In closing, we expect continued market volatility and short-term price swings, but we believe there will be selective opportunities in the markets over the next year. While an economic recovery is likely in the second half of 2002, we do not expect a return to the robust growth of the late 1990's.

  Thank you for your investment in the FMI AAM Palm Beach Total Return Fund.

   Sincerely,

   /s/Ted D. Kellner                /s/Patrick J. English

   Ted D. Kellner, C.F.A.           Patrick J. English
   Portfolio Manager                Portfolio Manager

FMI AAM Palm Beach Total Return Fund
STATEMENT OF NET ASSETS
December 31, 2001 (Unaudited)

 SHARES OR                                                            QUOTED
PRINCIPAL                                                             MARKET
  AMOUNT                                                  COST         VALUE
---------                                                 ----        ------
LONG-TERM INVESTMENTS -- 98.3% (A)<F2>
COMMON STOCKS -- 98.3% (A)<F2>

CAPITAL GOODS SECTOR -- 6.4%
----------------------------
             MANUFACTURER-DIVERSE -- 6.4%
     600     SPX Corp.*<F1>                            $   76,536   $   82,140
   1,000     Tyco International Ltd.                       56,060       58,900
                                                       ----------   ----------
                                                          132,596      141,040

CONSUMER CYCLICALS SECTOR -- 4.7%
---------------------------------
             RETAIL-BUILDING SUPPLIES -- 2.1%
   1,000     Lowe's Companies, Inc.                        45,899       46,410

             RETAIL-GENERAL MERCHANTS -- 2.6%
   1,400     Target Corp.                                  50,198       57,470

CONSUMER STAPLES SECTOR -- 10.9%
--------------------------------
             FOODS -- 9.1%
   3,850     General Mills, Inc.                          170,570      200,239

             PERSONAL CARE -- 1.8%
     500     Procter & Gamble Co.                          40,030       39,565

ENERGY SECTOR -- 9.0%
---------------------
             OIL & GAS-REFINING & MARKETING -- 9.0%
   4,750     Williams Energy
               Partners L.P.                              134,698      198,550

HEALTHCARE SECTOR -- 50.8%
--------------------------
             DIVERSE -- 13.4%
   4,992     Johnson & Johnson                            194,548      295,027

             DRUGS GENERIC -- 16.3%
   3,000     Biovail Corp.*<F1>                           145,695      168,750
   2,300     Forest Laboratories, Inc.*<F1>               171,028      188,485
                                                       ----------   ----------
                                                          316,723      357,235

             DRUGS MAJOR -- 11.9%
     900     Eli Lilly & Co.                               71,992       70,686
   4,800     Pfizer Inc.                                   31,474      191,280
                                                       ----------   ----------
                                                          103,466      261,966

             SPECIALIZED SERVICES -- 9.2%
   1,000     Laboratory Corporation
               of America Holdings*<F1>                    83,712       80,850
   1,700     Quest Diagnostics Inc.*<F1>                  116,819      121,907
                                                       ----------   ----------
                                                          200,531      202,757

TRANSPORTATION SECTOR -- 8.3%
-----------------------------
             RAILROADS -- 8.3%
   3,200     Union Pacific Corp.                          166,646      182,400

UTILITIES SECTOR -- 8.2%
------------------------
             NATURAL GAS -- 8.2%
   4,800     Kinder Morgan Energy
               Partners, L.P.                             112,144      181,536
                                                       ----------   ----------
                 Total common stocks                    1,668,049    2,164,195
                                                       ----------   ----------
                 Total long-term
                   investments                          1,668,049    2,164,195

SHORT-TERM INVESTMENTS -- 1.8% (A)<F2>

             VARIABLE RATE DEMAND NOTE
 $38,898     Wisconsin Corporate
               Central Credit Union                        38,898       38,898
                                                       ----------   ----------
                 Total short-term
                   investments                             38,898       38,898
                                                       ----------   ----------
                 Total investments                     $1,706,947    2,203,093
                                                       ----------
                                                       ----------
             Liabilities, less cash and
               receivables (0.1%) (A)<F2>                               (2,865)
                                                                    ----------
                 Net Assets                                         $2,200,228
                                                                    ----------
                                                                    ----------
                 Net Asset Value Per Share
                   ($0.01 par value 300,000,000
                   shares authorized), offering
                   and redemption price
                   ($2,200,228 / 334,050
                   shares outstanding)                              $     6.59
                                                                    ----------
                                                                    ----------

  *<F1>   Non-income producing security.
(a)<F2>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI AAM Palm Beach Total Return Fund
STATEMENT OF OPERATIONS
For the Period Ending December 31, 2001 (Unaudited)

INCOME:
   Dividends                                                       $    60,827
   Interest                                                              9,654
                                                                   -----------
        Total income                                                    70,481
                                                                   -----------

EXPENSES:
   Management fees                                                      34,481
   Registration fees                                                    14,978
   Professional fees                                                     8,685
   Administrative services                                               6,896
   Transfer agent fees                                                   6,160
   Custodian fees                                                        2,106
   Printing and postage expenses                                         1,717
   Board of Directors fees                                               1,300
   Insurance expense                                                       569
   Other expenses                                                        3,689
                                                                   -----------
   Total expenses before reimbursement                                  80,581
Less expenses assumed by adviser                                       (35,756)
                                                                   -----------
        Net expenses                                                    44,825
                                                                   -----------
NET INVESTMENT INCOME                                                   25,656
                                                                   -----------
NET REALIZED GAIN ON INVESTMENTS                                     1,346,931
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              (1,984,319)
                                                                   -----------
NET LOSS ON INVESTMENTS                                               (637,388)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  (611,732)
                                                                   -----------
                                                                   -----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ending December 31, 2001 (Unaudited) and For the Year Ended June 30,2001

                                                                               DECEMBER 31,          JUNE 30,
                                                                                   2001                2001
                                                                               ------------        ------------
OPERATIONS:
     Net investment income (loss)                                              $    25,656         $   (21,315)
     Net realized gain on investments                                            1,346,931           5,541,874
     Net decrease in unrealized appreciation on investments                     (1,984,319)        (11,392,680)
                                                                              ------------         -----------
          Net decrease in net assets resulting from operations                    (611,732)         (5,872,121)
                                                                              ------------         -----------

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net realized gains ($6.70503
       and $3.89295 per share, respectively)                                    (4,426,938)         (4,007,902)
                                                                              ------------         -----------
          Total distributions                                                   (4,426,938)         (4,007,902)*<F3>
                                                                              ------------         -----------

FUND SHARE ACTIVITIES:
     Proceeds from shares issued (1,804 and 18,442 shares, respectively)            16,800             337,853
     Net asset value of shares issued in distributions
       (431,525 and 206,656 shares, respectively)                                3,960,675           3,709,305
     Cost of shares redeemed (974,057 and 375,504 shares, respectively)         (9,003,902)         (6,087,617)
                                                                              ------------         -----------
          Net decrease in net assets derived from Fund share activities         (5,026,427)         (2,040,459)
                                                                              ------------         -----------
          TOTAL DECREASE                                                       (10,065,097)        (11,920,482)
NET ASSETS AT THE BEGINNING OF THE PERIOD                                       12,265,325          24,185,807
                                                                              ------------         -----------
NET ASSETS AT THE END OF THE PERIOD                                           $  2,200,228         $12,265,325
                                                                              ------------         -----------
                                                                              ------------         -----------

*<F3>  See Note 7.

  The accompanying notes to financial statements are an integral part of these statements.

FMI AAM Palm Beach Total Return Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                               (UNAUDITED)
                                             FOR THE PERIOD                            YEARS ENDED JUNE 30,
                                                 ENDING              ---------------------------------------------------------
                                            DECEMBER 31, 2001        2001        2000         1999          1998         1997
                                            -----------------        ----        ----         ----          ----         ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period             $14.02             $23.59      $23.36       $21.50        $16.86       $14.62

Income from investment operations:
   Net investment income (loss)(a)<F6>             0.04              (0.04)      (0.13)        0.10          0.23         0.23
   Net realized and unrealized (losses)
     gains on investments                         (0.76)             (5.64)       4.11         4.28          5.19         3.47
                                                 ------             ------      ------       ------        ------       ------
Total from investment operations                  (0.72)             (5.68)       3.98         4.38          5.42         3.70

Less distributions:
   Dividends from net investment income              --                 --       (0.02)       (0.17)        (0.25)       (0.12)
   Distributions from net realized gains          (6.71)             (3.89)      (3.73)       (2.35)        (0.53)       (1.34)
                                                 ------             ------      ------       ------        ------       ------
Total from distributions                          (6.71)             (3.89)      (3.75)       (2.52)        (0.78)       (1.46)
                                                 ------             ------      ------       ------        ------       ------
Net asset value, end of period                   $ 6.59             $14.02      $23.59       $23.36        $21.50       $16.86
                                                 ------             ------      ------       ------        ------       ------
                                                 ------             ------      ------       ------        ------       ------

TOTAL INVESTMENT RETURN                           (8.0%)*<F4>       (27.0%)      20.8%        21.7%         33.3%        28.1%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)            2,200             12,265      24,186       25,002        25,454       21,626
Ratio of expenses (after reimbursement)
  to average net assets(b)<F7>                     1.3%**<F5>         1.3%        1.3%         1.3%          1.3%         1.3%
Ratio of net investment income (loss)
  to average net assets(c)<F8>                     0.7%**<F5>        (0.1%)      (0.6%)        0.4%          1.2%         1.5%
Portfolio turnover rate                           90.3%             120.3%       46.7%        32.9%         38.4%        58.3%

  *<F4>   Not Annualized.
 **<F5>   Annualized.
(a)<F6> For the period ending December 31, 2001, net investment income per share is calculated using average shares outstanding. In prior years, net investment (loss) income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(b)<F7> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the period ending December 31, 2001 and for the years ended June 30, 2001, 2000, 1999, 1998 and 1997, as follows:
          2.3%, 1.6%, 1.4%, 1.4%, 1.4%, and 1.5%, respectively.
(c)<F8> If the Fund had paid all of its expenses, the ratios would have been, for the period ending December 31, 2001 and for the years ended June 30, 2001, 2000, 1999, 1998, and 1997, as follows: (0.3%), (0.4%),
          (0.7%), 0.3%, 1.1%, and 1.3%, respectively.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Winslow Growth Fund

                                                               February 26, 2002

Dear Shareholder:

  The year 2001 was one of volatility -- economically, militarily and financially. In the first quarter, despite the Federal Reserve initiating rate cuts in January, the stock market dropped sharply as companies announced earnings shortfalls. In the second quarter, further aggressive interest rate reductions by the Fed kindled investor optimism that the economy would improve by year end and stocks rallied. As summer progressed, consumer spending softened and more companies missed earnings estimates. By early September, concerns were rising that economic improvement hopes would be replaced by recession fears.

  The horrific attack on 9/11 created a major negative impact to U.S. confidence and stocks dropped sharply. For the nine months ended September 30, the Russell 1000 Growth Index was down 30.9%. With relatively favorable stock selection, an underweight in technology and an overweight in financials, your Fund declined 26.9%, somewhat less than the benchmark.

  Strong leadership by President Bush and his experienced team, combined with bi-partisan Congressional action and further Fed easing, produced favorable results. Successes in Afghanistan, stimulative fiscal and monetary policies and no further terrorist attacks in the U.S. improved consumer and investor confidence. The emotional selling after 9/11 created the September 21 low and stocks rallied strongly in the autumn. In the fourth quarter, the Russell 1000 Growth Index gained 15.1%. Shortly after September 21, we increased the technology holdings (such as Applied Materials and Celestica) and some of the high growth specialty retailers (including Costco, Lowe's and Best Buy). These decisions helped the Fund exceed the Index in the quarter and rise 16.3%. While negative returns for this year are disappointing, your Fund did outperform its benchmark:

                                            ANNUALIZED RETURNS
                                      -------------------------------
                                      FUND        RUSSELL 1000 GROWTH
                                      ----        -------------------
          One Year                   -15.0%              -20.4%
          Five Year                    7.5%                8.3%
          Inception*<F9>               9.7%               12.0%

          *<F9>  The Fund's inception date was 7/1/95.

  We believe economic activity may have bottomed. In fact, there are some signs of recovery. We know the arguments against a strong recovery -- no cyclical upswing from housing and auto sales (already strong), high consumer and business debt, excess manufacturing/IT capacity and slowing international economies. On the other hand, inventories appear low, fiscal and monetary policy are stimulative, inflation is low, our financial system is quite strong and technology drives capacity/system upgrades for leaders even with unused facilities. On balance, we look for moderate economic growth, improving profits and a higher stock market in 2002.

  In view of the fourth quarter rise in stocks and the uncertain economic improvement, some short-term market pullback would not be surprising. In managing your Fund, we are being very stock specific, concentrating on businesses with expected solidly rising earnings/cash flow and sound accounting to take advantage of opportunities in the new year.

Respectfully submitted,

/s/Clark J. Winslow

Clark J. Winslow
Portfolio Manager

FMI Winslow Growth Fund
STATEMENT OF NET ASSETS
December 31, 2001 (Unaudited)

SHARES OR                                                             QUOTED
PRINCIPAL                                                             MARKET
  AMOUNT                                                  COST         VALUE
---------                                                 ----        ------
LONG-TERM INVESTMENTS -- 98.3% (A)<F11>
COMMON STOCKS -- 98.3% (A)<F11>

COMMUNICATION SERVICES SECTOR - 1.0%
------------------------------------
             TELECOMMUNICATION-CELLULAR -- 1.0%
   2,200     Sprint Corp. (PCS Group)*<F10>            $   54,140   $   53,702

CONSUMER CYCLICALS SECTOR -- 18.6%
----------------------------------
             BROADCASTING & CABLE -- 2.9%
   1,500     Clear Channel
               Communications, Inc.*<F10>                  76,105       76,365
   2,000     Comcast Corp. Special
               Cl A NV*<F10>                               83,490       72,000
                                                       ----------   ----------
                                                          159,595      148,365

             MEDIA CONGLOMERATES -- 5.7%
   4,800     AOL Time Warner Inc.*<F10>                   209,166      154,080
   3,200     Viacom Inc. CL B*<F10>                       107,383      141,280
                                                       ----------   ----------
                                                          316,549      295,360

             RETAIL-BUILDING SUPPLIES -- 3.9%
   2,700     Home Depot, Inc.                              62,550      137,727
   1,400     Lowe's Companies, Inc.                        42,385       64,974
                                                       ----------   ----------
                                                          104,935      202,701

             RETAIL-COMPUTER & ELECTRONICS -- 1.0%
     700     Best Buy Co., Inc.*<F10>                      33,233       52,136

             RETAIL-DEPARTMENT STORES -- 1.1%
     800     Kohl's Corp.*<F10>                            39,884       56,352

             RETAIL-GENERAL MERCHANTS -- 2.7%
   1,500     Costco Wholesale Corp.*<F10>                  48,181       66,570
   1,300     Wal-Mart Stores, Inc.                         38,979       74,815
                                                       ----------   ----------
                                                           87,160      141,385

             RETAIL-SPECIALTY -- 1.3%
   2,000     Bed Bath & Beyond Inc.*<F10>                  41,198       67,800

ENERGY SECTOR -- 1.6%
---------------------
             OIL & GAS-DRILLING & EQUIPMENT -- 1.6%
   2,800     GlobalSantaFe Corp.                           86,889       79,856

FINANCIALS SECTOR -- 13.4%
--------------------------
             CONSUMER FINANCE -- 3.4%
   1,100     Capital One Financial Corp.                   65,621       59,345
   3,400     MBNA Corp.                                    22,609      119,680
                                                       ----------   ----------
                                                           88,230      179,025

             FINANCIAL-DIVERSE -- 5.7%
   1,700     Citigroup Inc.                                78,747       85,816
   2,100     Fannie Mae                                   150,584      166,950
   1,000     John Hancock Financial
               Services, Inc.                              34,971       41,300
                                                       ----------   ----------
                                                          264,302      294,066

             INSURANCE-LIFE/HEALTH -- 1.0%
   2,100     AFLAC INC.                                    56,616       51,576

             INSURANCE-MULTILINE -- 2.4%
   1,550     American International
               Group, Inc.                                120,152      123,070

             INVESTMENT BANKS/BROKERS -- 0.9%
     900     Merrill Lynch & Co., Inc.                     49,693       46,908

HEALTHCARE SECTOR -- 20.1%
--------------------------
             BIOTECHNOLOGY -- 1.1%
     400     Amgen Inc.*<F10>                              23,856       22,576
     600     Genentech, Inc.*<F10>                         29,547       32,550
                                                       ----------   ----------
                                                           53,403       55,126

             DIVERSE -- 3.7%
   1,200     American Home
               Products Corp.                              64,272       73,632
   2,000     Johnson & Johnson                             93,035      118,200
                                                       ----------   ----------
                                                          157,307      191,832

             DRUGS-MAJOR -- 4.7%
     900     King Pharmaceuticals, Inc.*<F10>              35,261       37,917
   5,200     Pfizer Inc.                                  181,216      207,220
                                                       ----------   ----------
                                                          216,477      245,137

             MANAGED CARE -- 3.0%
   2,200     UnitedHealth Group Inc.                      121,805      155,694

             MEDICAL DISTRIBUTORS -- 2.3%
   1,850     Cardinal Health, Inc.                        115,139      119,621

             MEDICAL PRODUCTS & SUPPLIES -- 4.2%
   2,800     Baxter International Inc.                    136,206      150,164
   1,300     Medtronic, Inc.                               45,822       66,573
                                                       ----------   ----------
                                                          182,028      216,737

             SPECIALIZED SERVICES -- 1.1%
   1,200     Express Scripts, Inc.*<F10>                   55,106       56,112

INDUSTRIALS SECTOR -- 18.3%
---------------------------
             INDUSTRIAL CONGLOMERATE -- 9.2%
   6,100     General Electric Co.                         240,595      244,488
   3,900     Tyco International Ltd.                      147,188      229,710
                                                       ----------   ----------
                                                          387,783      474,198

             SERVICES-DATA PROCESSING -- 9.1%
   1,000     Concord EFS, Inc.*<F10>                       21,625       32,780
   3,600     First Data Corp.                             159,507      282,420
   3,650     Fiserv, Inc.*<F10>                            49,539      154,468
                                                       ----------   ----------
                                                          230,671      469,668

TECHNOLOGY SECTOR -- 25.3%
--------------------------
             COMMUNICATION-EQUIPMENT -- 4.2%
   1,600     Amdocs Ltd.*<F10>                             55,061       54,352
   7,500     Cisco Systems Inc.*<F10>                      40,605      135,825
   1,300     Juniper Networks, Inc.*<F10>                  27,772       24,635
                                                       ----------   ----------
                                                          123,438      214,812

             COMPUTER HARDWARE -- 1.2%
   2,200     Dell Computer Corp.*<F10>                     53,447       59,796

             COMPUTER SOFTWARE/SERVICES -- 8.8%
   2,500     BEA Systems, Inc.*<F10>                       38,527       38,500
   1,400     Intuit Inc.*<F10>                             48,133       59,892
     800     Mercury Interactive Corp.*<F10>               25,560       27,184
   2,600     Microsoft Corp.*<F10>                         57,059      172,250
   4,200     Oracle Corp.*<F10>                            48,733       58,002
   1,800     PeopleSoft, Inc.*<F10>                        47,164       72,360
   1,000     Siebel Systems, Inc.*<F10>                    24,880       27,980
                                                       ----------   ----------
                                                          290,056      456,168

             COMPUTERS-NETWORKING -- 1.6%
     900     Emulex Corp.*<F10>                            11,788       35,559
   1,300     VeriSign, Inc.*<F10>                          52,256       49,452
                                                       ----------   ----------
                                                           64,044       85,011

             CONTRACT MANUFACTURING -- 3.5%
   2,200     Celestica Inc.*<F10>                          72,427       88,858
   3,800     Flextronics
               International Ltd.*<F10>                    74,984       91,162
                                                       ----------   ----------
                                                          147,411      180,020

             ELECTRONICS-SEMICONDUCTORS -- 4.5%
   1,100     Altera Corp.*<F10>                            31,710       23,342
   2,900     Intel Corp.                                   83,517       91,205
   1,800     Linear Technology Corp.                       62,857       70,272
   1,600     Taiwan Semiconductor
               Manufacturing Co. Ltd.*<F10>                25,695       27,472
     800     Texas Instruments Inc.                        23,415       22,400
                                                       ----------   ----------
                                                          227,194      234,691

             EQUIPMENT-SEMICONDUCTORS -- 0.7%
     900     Applied Materials, Inc.*<F10>                 27,200       36,090

             STORAGE -- 0.8%
   1,300     Brocade Communications
               Systems, Inc.*<F10>                         31,778       43,056
                                                       ----------   ----------
                 Total common stocks                    3,986,863    5,086,071
                                                       ----------   ----------
                 Total long-term
                   investments                          3,986,863    5,086,071

SHORT-TERM INVESTMENTS -- 1.7% (A)<F11>
             VARIABLE RATE DEMAND NOTE
 $86,684     Firstar Bank U.S.A., N.A.                     86,684       86,684
                                                       ----------   ----------
                 Total short-term
                   investments                             86,684       86,684
                                                       ----------   ----------
                 Total investments                     $4,073,547    5,172,755
                                                       ----------
                                                       ----------
             Cash and receivables, less
               liabilities 0.0% (A)<F11>                                   908
                                                                    ----------
                 Net Assets                                         $5,173,663
                                                                    ----------
                                                                    ----------
                 Net Asset Value Per Share
                   ($0.01 par value 300,000,000
                   shares authorized), offering
                   and redemption price
                   ($5,173,663 / 1,098,605
                   shares outstanding)                              $     4.71
                                                                    ----------
                                                                    ----------

  *<F10>  Non-income producing security.
(a)<F11>  Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Winslow Growth Fund
STATEMENT OF OPERATIONS
For the Period Ending December 31, 2001 (Unaudited)

INCOME:
     Dividends                                                       $  13,468
     Interest                                                            2,608
                                                                     ---------
          Total income                                                  16,076
                                                                     ---------

EXPENSES:
     Management fees                                                    25,499
     Registration fees                                                  15,168
     Professional fees                                                   8,701
     Transfer agent fees                                                 5,981
     Administrative services                                             5,100
     Custodian fees                                                      2,817
     Printing and postage expense                                        1,892
     Board of Directors fees                                             1,300
     Insurance expense                                                     442
     Other expenses                                                      4,155
                                                                     ---------
          Total expenses before reimbursement                           71,055
     Less expenses assumed by adviser                                  (37,906)
                                                                     ---------
          Net expenses                                                  33,149
                                                                     ---------
NET INVESTMENT LOSS                                                    (17,073)
                                                                     ---------
NET REALIZED LOSS ON INVESTMENTS                                      (269,603)
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS                (120,926)
                                                                     ---------
NET LOSS ON INVESTMENTS                                               (390,529)
                                                                     ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $(407,602)
                                                                     ---------
                                                                     ---------

STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ending December 31, 2001 (Unaudited) and For the Year Ended June 30, 2001

                                                                               DECEMBER 31,          JUNE 30,
                                                                                   2001                2001
                                                                               ------------        ------------
OPERATIONS:
     Net investment loss                                                        $  (17,073)        $   (57,217)
     Net realized (loss) gain on investments                                      (269,603)          1,317,999
     Net decrease in unrealized appreciation on investments                       (120,926)         (3,054,162)
                                                                                ----------         -----------
          Net decrease in net assets resulting from operations                    (407,602)         (1,793,380)
                                                                                ----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net realized gains ($4.55624)                                   --          (4,296,747)
                                                                                ----------         -----------
          Total distributions                                                           --          (4,296,747)*<F12>
                                                                                ----------         -----------

FUND SHARE ACTIVITIES:
     Proceeds from shares issued (6,111 and 172,806 shares, respectively)           27,919           1,160,251
     Net asset value of shares issued in distributions (443,535)                        --           2,656,761
     Cost of shares redeemed (64,114 and 505,377 shares, respectively)            (307,131)         (4,017,814)
                                                                                ----------         -----------
          Net decrease in net assets derived from Fund share activities           (279,212)           (200,802)
                                                                                ----------         -----------
          TOTAL DECREASE                                                          (686,814)         (6,290,929)
NET ASSETS AT THE BEGINNING OF THE PERIOD                                        5,860,477          12,151,406
                                                                                ----------         -----------
NET ASSETS AT THE END OF THE PERIOD                                             $5,173,663         $ 5,860,477
                                                                                ----------         -----------
                                                                                ----------         -----------

*<F12>  See Note 7.

  The accompanying notes to financial statements are an integral part of these statements.

FMI Winslow Growth Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                                      (UNAUDITED)
                                                     FOR THE PERIOD                         YEARS ENDED JUNE 30,
                                                         ENDING            ------------------------------------------------------
                                                   DECEMBER 31, 2001       2001         2000        1999         1998        1997
                                                   -----------------       ----         ----        ----         ----        ----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                     $ 5.07           $11.62       $15.60      $17.85       $13.92      $12.56
Income from investment operations:
     Net investment loss (a)<F15>                         (0.02)           (0.05)       (0.08)      (0.18)       (0.15)      (0.14)
     Net realized and unrealized (losses)
       gains on investments                               (0.34)           (1.94)        2.52        1.15         4.71        1.50
                                                         ------           ------       ------      ------       ------      ------
Total from investment operations                          (0.36)           (1.99)        2.44        0.97         4.56        1.36

Less distributions:
     Dividend from net investment income                     --               --           --          --           --          --
     Distributions from net realized gains                   --            (4.56)       (6.42)      (3.22)       (0.63)         --
                                                         ------           ------       ------      ------       ------      ------
Total from distributions                                     --            (4.56)       (6.42)      (3.22)       (0.63)         --
                                                         ------           ------       ------      ------       ------      ------
Net asset value, end of period                           $ 4.71           $ 5.07       $11.62      $15.60       $17.85      $13.92
                                                         ------           ------       ------      ------       ------      ------
                                                         ------           ------       ------      ------       ------      ------

TOTAL INVESTMENT RETURN                                   (6.9%)*<F13>    (20.5%)       22.5%        8.0%        33.9%       10.8%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                    5,174            5,860       12,151      43,374       56,594      46,389
Ratio of expenses (after reimbursement)
  to average net assets (b)<F16>                           1.3%**<F14>      1.3%         1.3%        1.3%         1.3%        1.3%
Ratio of net investment loss
  to average net assets (c)<F17>                          (0.7%)**<F14>    (0.7%)       (0.7%)      (0.7%)       (0.9%)      (1.0%)
Portfolio turnover rate                                   35.6%           112.0%       123.9%       86.3%        93.3%       54.3%

  *<F13>  Not Annualized.
 **<F14>  Annualized.
(a)<F15> For the period ending December 31, 2001 and for the years ended 2001 and 2000, net investment loss per share is calculated using average shares outstanding. In prior years, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(b)<F16> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the period ending December 31, 2001 and for the years ended June 30, 2001, 2000 and 1997, 2.8%**<F14>, 1.9%, 1.5% and
          1.3%, respectively.
(c)<F17> If the Fund had paid all of its expenses, the ratios would have been, for the period ending December 31, 2001 and for the years ended June 30, 2001, 2000 and 1997, (2.2%)**<F14>, (1.3%), (0.9%) and (1.0%),
          respectively.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Knappenberger Bayer Emerging Growth Fund

                                                               February 26, 2002

Dear Shareholder:

  As investors we are relieved that 2001 is over and a new year has begun. A year ago most investors could not have imagined that the bear market of 2000 would continue its grip on equities for another three quarters only to finally reach a bottom after the worst terrorist attacks in U.S. history. Investors' hopes for a quick fix from the Fed and mixed economic data led to many false starts, frequent sector rotation, and extremely high levels of volatility throughout the year. After bottoming in the third quarter, the market was able to stage a spectacular rally in the fourth quarter, yet it was insufficient to keep market indices from closing down for the second consecutive year - the worst back-to-back returns since the infamous bear market of 1973 and 1974.

  The FMI Knappenberger Bayer Emerging Growth Fund participated nicely in the fourth quarter rebound aided by opportunistic purchases made in September and October. For the quarter, the Fund rose 26.2% in line with its benchmark, the Russell 2000 Growth Index. For the first half of the fiscal year ending December 31, 2001, the Fund declined 9.2%, also in line with the benchmark. For the calendar year 2001 the Fund declined 16.4%. The annual compounded rate of return since inception on September 30, 1999 was 1.9%. Our technology holdings drove performance in the quarter followed by the consumer sector. Nine of our tech stocks and four of our consumer holdings recorded returns ranging from 50% to 150% in the quarter. We willingly took profits in stocks that had become quickly overvalued and have redeployed the proceeds into stocks that offer more upside potential.

  We believe that the market will produce better returns in 2002 albeit likely in a volatile manner. In the short term, we are somewhat cautious, as the powerful fourth quarter rally has caused many cyclical-growth stocks to move well ahead of any discernible improvement in underlying fundamentals. Meanwhile, data continues to indicate that the U.S. economy is bottoming, with a recovery expected to occur in the first or second quarter of the year As economic conditions improve so too shall corporate profits allowing stock prices in general to be accorded higher valuations.

  Presently, the Fund is positioned to benefit from a rebound in the economy, but are not overly aggressive in their posture. Technology remains our single largest portfolio weight at 27%, a slight under weight to the benchmark due to recent profit taking moves in expensive stocks. We are modestly over weighted in consumer stocks, with holdings diversified across numerous areas including specialty retail, restaurants, lodging, and education companies. As we get greater clarity on the timing and magnitude of the economic recovery and individual stock opportunities are presented, our sector exposure will shift accordingly. As always, we remain focused on buying high-quality companies with good fundamentals at attractive prices.

  We are grateful to all of you for your patience and understanding during this highly challenging market period. We do believe that persistence will be rewarded. Historically, small-cap growth investments significantly outperform value stocks and large-cap stocks coming out of a recession. We firmly believe that our investment process will continue to deliver superior returns over the long-term. Rest assured that we are working diligently to identify attractive investment opportunities for the Fund.

  Best wishes for a prosperous New Year.

                                    Sincerely,

                                    /s/Gail M. Knappenberger

                                    Gail M. Knappenberger
                                    Portfolio Manager

FMI Knappenberger Bayer Emerging Growth Fund
STATEMENT OF NET ASSETS
December 31, 2001 (Unaudited)

SHARES OR                                                             QUOTED
PRINCIPAL                                                             MARKET
  AMOUNT                                               COST            VALUE
---------                                              ----           ------
LONG-TERM INVESTMENTS -- 96.8% (A)<F19>
COMMON STOCKS -- 96.8% (A)<F19>

CONSUMER GOODS SECTOR -- 25.9%
------------------------------
             CASINO'S AND GAMBLING -- 0.2%
   3,050     Shuffle Master, Inc.*<F18>            $    52,199     $    47,793

             EDUCATION SERVICES -- 3.9%
   8,900     Career Education Corp.*<F18>              257,628         305,092
   6,350     Education Management
               Corp.*<F18>                             208,075         230,187
  34,000     Princeton Review, Inc.*<F18>              276,117         260,100
                                                   -----------     -----------
                                                       741,820         795,379

             HOTELS/MOTELS -- 1.3%
  24,650     Prime Hospitality Corp.*<F18>             255,956         272,382

             LEISURE TIME -- 2.0%
  15,250     SCP Pool Corp.*<F18>                      345,665         418,612

             RESTAURANTS -- 2.1%
  11,950     Buca, Inc.*<F18>                          201,147         193,709
  11,500     Famous Dave's of
               America, Inc.*<F18>                     102,869          84,065
   7,550     Gart Sports Co.*<F18>                     151,383         158,550
                                                   -----------     -----------
                                                       455,399         436,324

             RETAIL -- 9.7%
   9,300     Abercrombie & Fitch Co.*<F18>             237,203         246,729
  10,450     Chico's FAS, Inc.*<F18>                   275,254         414,865
  10,625     Christopher & Banks Corp.*<F18>           246,797         363,906
  19,025     Fred's, Inc.                              489,830         779,264
  20,350     PETsMART, Inc.*<F18>                      196,531         200,244
                                                   -----------     -----------
                                                     1,445,615       2,005,008

             SERVICES-COMMERCIAL -- 4.8%
  12,575     ChoicePoint Inc.*<F18>                    490,661         637,427
   9,750     The Corporate Executive
               Board Co.*<F18>                         237,275         357,825
                                                   -----------     -----------
                                                       727,936         995,252

             TEXTILES-APPAREL MANUFACTURERS -- 1.9%
  10,150     Coach, Inc.*<F18>                         302,092         395,647

FINANCIAL SERVICES SECTOR -- 14.4%
----------------------------------
             BANKS -- 1.3%
   9,850     UCBH Holdings, Inc.                       288,311         280,134

             FINANCIAL DATA PROCESSING
               SERVICES & SYSTEMS -- 10.2%
  15,250     Advent Software, Inc.*<F18>               636,169         761,737
  14,500     Fiserv, Inc.*<F18>                        399,116         613,640
   8,050     Global Payments Inc.                      275,050         276,920
  11,100     The InterCept Group*<F18>                 313,023         453,990
                                                   -----------     -----------
                                                     1,623,358       2,106,287

             FINANCIAL SERVICES-DIVERSE -- 2.0%
   6,350     The BISYS Group, Inc.*<F18>               321,741         406,337

             SAVINGS & LOANS -- 0.9%
  25,200     Bay View Capital Corp.*<F18>              181,198         184,716

HEALTHCARE SECTOR -- 22.3%
--------------------------
             BIOTECHNOLOGY-RESEARCH & PRODUCTS -- 5.0%
   3,850     Albany Molecular
               Research, Inc.*<F18>                     94,566         101,987
  20,150     Integra LifeSciences
               Holdings*<F18>                          479,856         530,751
   6,250     Invitrogen Corp.*<F18>                    401,940         387,062
                                                   -----------     -----------
                                                       976,362       1,019,800

             DRUGS & PHARMACIES -- 6.7%
  10,400     Axcan Pharma Inc.*<F18>                   141,052         147,680
   6,200     CIMA Labs Inc.*<F18>                      320,374         224,130
  24,750     First Horizon
               Pharmaceutical Corp.*<F18>              277,716         727,403
   4,500     Medicis Pharmaceutical
               Corp.*<F18>                             192,183         290,655
                                                   -----------     -----------
                                                       931,325       1,389,868

             ELECTRONICS-MEDICAL SYSTEMS -- 1.4%
   3,150     Endocare, Inc.*<F18>                       48,848          56,480
   6,000     Zoll Medical Corp.*<F18>                  193,470         233,640
                                                   -----------     -----------
                                                       242,318         290,120

             HEALTHCARE FACILITIES -- 1.8%
  14,550     Odyssey Healthcare, Inc.*<F18>            263,331         377,427

             HEALTHCARE SERVICES -- 3.2%
   8,350     Accredo Health, Inc.*<F18>                246,357         331,495
  10,700     Province Healthcare Co.*<F18>             291,032         330,202
                                                   -----------     -----------
                                                       537,389         661,697

             MANAGEMENT SERVICES -- 1.5%
  18,800     Eclipsys Corp.*<F18>                      349,484         314,900

             MEDICAL DENTAL INSTRUMENT SUPPLY -- 1.7%
   8,000     Diagnostic Products Corp.                 361,710         351,600

             MISCELLANEOUS HEALTHCARE -- 1.0%
   7,650     AMN Healthcare
               Services, Inc.*<F18>                    163,570         209,610

MATERIALS & PROCESSING SECTOR -- 3.8%
-------------------------------------
             CONTAINERS & PACKAGING-METAL/GLASS -- 2.3%
  11,950     Mobile Mini, Inc.*<F18>                   309,424         467,484

             METAL FABRICATING -- 1.5%
  11,950     Intermagnetics General
               Corp.*<F18>                             327,390         309,505

PRODUCER DURABLES SECTOR -- 3.0%
--------------------------------
             PRODUCTION TECHNOLOGY EQUIPMENT -- 3.0%
   5,550     Brooks Automation, Inc.*<F18>             200,422         225,719
  12,300     FEI Co.*<F18>                             329,881         387,573
                                                   -----------     -----------
                                                       530,303         613,292

TECHNOLOGY SECTOR -- 26.6%
--------------------------
             COMMUNICATION -- 2.8%
  12,540     TALX Corp.                                267,877         313,249
  20,350     Ixia*<F18>                                322,454         261,498
                                                   -----------     -----------
                                                       590,331         574,747

             COMPUTER SERVICES/
               SOFTWARE & SYSTEMS -- 14.2%
  14,400     EPIQ Systems, Inc.*<F18>                  246,244         278,640
  15,450     HNC Software Inc.*<F18>                   351,088         318,270
   7,300     Internet Security
               Systems, Inc.*<F18>                     184,885         234,038
  11,950     Lawson Software*<F18>                     189,018         188,213
   7,550     Magma Design
               Automation, Inc.*<F18>                  142,215         228,614
  18,900     Manhattan Associates, Inc.*<F18>          503,642         550,935
  13,900     MapInfo Corp.*<F18>                       146,650         218,091
   9,550     Micromuse Inc.*<F18>                      100,370         143,250
  12,600     Quest Software, Inc.*<F18>                162,832         278,586
  25,300     SonicWALL, Inc.*<F18>                     393,827         491,832
                                                   -----------     -----------
                                                     2,420,771       2,930,469

             COMPUTER TECHNOLOGY -- 1.0%
   9,200     Tier Technologies, Inc. Cl B* <F18>       185,977         198,352

             ELECTRICAL -- 2.3%
  40,400     Pemstar Inc.*<F18>                        560,337         484,800

             ELECTRONICS -- 4.1%
  18,650     Microtune, Inc.*<F18>                     347,732         437,529
  11,700     Semtech Corp.*<F18>                       300,489         417,573
                                                   -----------     -----------
                                                       648,221         855,102

             ELECTRONICS-SEMICONDUCTORS -- 2.2%
   9,950     Microsemi Corp.*<F18>                     325,319         295,515
  10,150     Pixelworks, Inc.*<F18>                    161,837         163,009
                                                   -----------     -----------
                                                       487,156         458,524

TRANSPORTATION SECTOR -- 0.8%
-----------------------------
             TRUCKERS -- 0.8%
   5,100     Forward Air Corp.*<F18>                   139,928         172,992
                                                   -----------     -----------
                 Total common stocks                16,766,617      20,024,160
                                                   -----------     -----------
                 Total long-term
                   investments                      16,766,617      20,024,160

SHORT-TERM INVESTMENTS -- 3.3% (A)<F19>

             VARIABLE RATE DEMAND NOTE
$683,334     Firstar Bank U.S.A., N.A.                 683,334         683,334
                                                   -----------     -----------
                 Total short-term
                   investments                         683,334         683,334
                                                   -----------     -----------
                 Total investments                 $17,449,951      20,707,494
                                                   -----------
                                                   -----------
             Liabilities, less cash and
               receivables (0.1%) (A)<F19>                             (19,394)
                                                                   -----------
                 Net Assets                                        $20,688,100
                                                                   -----------
                                                                   -----------
                 Net Asset Value Per Share
                   ($0.01 par value 300,000,000
                   shares authorized), offering
                   and redemption price
                   ($20,688,100 / 2,005,505
                   shares outstanding)                             $     10.32
                                                                   -----------
                                                                   -----------

  *<F18>  Non-income producing security.
(a)<F19>  Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Knappenberger Bayer Emerging Growth Fund
STATEMENT OF OPERATIONS
For the Period Ending December 31, 2001 (Unaudited)

INCOME:
     Dividends                                                     $     2,849
     Interest                                                           14,005
                                                                   -----------
          Total income                                                  16,854
                                                                   -----------

EXPENSES:
     Management fees                                                    74,282
     Printing and postage expense                                       20,243
     Registration fees                                                  15,728
     Administrative services                                            14,856
     Professional fees                                                   8,796
     Transfer agent fees                                                 7,690
     Custodian fees                                                      5,589
     Board of Directors fees                                             1,300
     Insurance expense                                                   1,257
     Other expenses                                                      4,154
                                                                   -----------
          Total expenses before reimbursement                          153,895
     Less expenses assumed by adviser                                  (57,328)
                                                                   -----------
          Net expenses                                                  96,567
                                                                   -----------
NET INVESTMENT LOSS                                                    (79,713)
                                                                   -----------
NET REALIZED LOSS ON INVESTMENTS                                    (1,378,437)
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS                 692,999
                                                                   -----------
NET LOSS ON INVESTMENTS                                               (685,438)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  (765,151)
                                                                   -----------
                                                                   -----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ending December 31, 2001 (Unaudited) and For the Year Ended June 30, 2001

                                                                               DECEMBER 31,          JUNE 30,
                                                                                   2001                2001
                                                                               ------------        ------------
OPERATIONS:
     Net investment loss                                                       $   (79,713)        $  (108,445)
     Net realized loss on investments                                           (1,378,437)         (1,469,902)
     Net increase in unrealized appreciation on investments                        692,999             459,301
                                                                               -----------         -----------
          Net decrease in net assets resulting from operations                    (765,151)         (1,119,046)
                                                                               -----------         -----------

FUND SHARE ACTIVITIES:
     Proceeds from shares issued (720,336 and 457,981 shares, respectively)      6,714,666           5,069,489
     Cost of shares redeemed (62,131 and 10,451 shares, respectively)             (581,760)           (120,970)
                                                                               -----------         -----------
          Net increase in net assets derived from Fund share activities          6,132,906           4,948,519
                                                                               -----------         -----------
          TOTAL INCREASE                                                         5,367,755           3,829,473
NET ASSETS AT THE BEGINNING OF THE PERIOD                                       15,320,345          11,490,872
                                                                               -----------         -----------
NET ASSETS AT THE END OF THE PERIOD                                            $20,688,100         $15,320,345
                                                                               -----------         -----------
                                                                               -----------         -----------

  The accompanying notes to financial statements are an integral part of these statements.

FMI Knappenberger Bayer Emerging Growth Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                                                    (UNAUDITED)         FOR THE YEAR        FOR THE PERIOD FROM
                                                               FOR THE PERIOD ENDING       ENDED        SEPTEMBER 30, 1999+<F20> TO
                                                                 DECEMBER 31, 2001     JUNE 30, 2001           JUNE 30, 2000
                                                               ---------------------   -------------    ---------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $11.37               $12.77                 $10.00
Income from investment operations:
     Net investment loss (a)<F23>                                      (0.05)               (0.12)                 (0.06)
     Net realized and unrealized (losses) gains on investments         (1.00)               (1.28)                  2.97
                                                                      ------               ------                 ------
Total from investment operations                                       (1.05)               (1.40)                  2.91

Less distributions:
     Dividend from net investment income                                  --                   --                    --
     Distribution from net realized gains                                 --                   --                  (0.14)
                                                                      ------               ------                 ------
Total from distributions                                                  --                   --                  (0.14)
                                                                      ------               ------                 ------
Net asset value, end of period                                        $10.32               $11.37                 $12.77
                                                                      ------               ------                 ------
                                                                      ------               ------                 ------

TOTAL INVESTMENT RETURN                                                (9.2%)*<F21>        (11.0%)                 29.2%*<F21>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                                20,688               15,320                 11,491
Ratio of expenses (after reimbursement)
  to average net assets (b)<F24>                                        1.3%**<F22>          1.3%                   1.3%**<F22>
Ratio of net investment loss to average net assets c)<F25>             (1.1%)**<F22>        (1.0%)                 (0.8%)**<F22>
Portfolio turnover rate                                                41.8%               146.9%                  91.5%

  +<F20>   Commencement of operations.
  *<F21>   Not Annualized.
 **<F22>   Annualized.
(a)<F23> For the period ending December 31, 2001 and for the year ending June 30, 2001, net investment loss per share is calculated using average shares outstanding. For the period ending June 30, 2000, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(b)<F24> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the period ending December 31, 2001, for the year ended June 30, 2001 and for the period September 30, 1999+<F20> to June 30, 2000, 2.1%**<F22>, 1.7% and 1.7%**<F22>, respectively.
(c)<F25> If the Fund had paid all of its expenses, the ratios would have been for the period ending December 31, 2001, for the year ended June 30, 2001 and for the period September 30, 1999+<F20> to June 30, 2000, (1.9%)**<F22>, (1.4%) and (1.2%)**<F22>, respectively.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Woodland Small Capitalization Value Fund

                                                               February 26, 2002

Dear Shareholder:

  Several months ago we wrote to you and suggested the market environment was a little more rational compared to what we observed in 1999 and early 2000. Companies that were implementing plans to grow or correct their problems, generating free cash flow, allocating their capital to create shareholder value and selling at inexpensive valuations were being more favorably valued by the market. As a result, your portfolio benefited from this more fundamentally driven market. Then the tragic events of September 11 hit. When trading resumed on September 17, we saw carnage in the market and the gains for the year quickly vanished. We used that period to re-evaluate your portfolio and took advantage of some price declines on some of the holdings to buy stocks at very favorable valuations. Quickly the market stabilized and valuations began to rise. By year-end we had recovered our entire decline and moved ahead. The merits of our approach came to the fore, that being of small consolation for events that changed our worlds forever.

  Several of the companies that performed particularly well in the aftermath of 9/11 lows were: Albany International, up 45%; Donaldson Company, 35%; Polaris, 50%; Moore Corporation, 60%; and The Sports Authority, 71%.

  Our thoughts and prayers are with those who have been affected by the events of September 11. The resiliency of America, both economically and psychologically, will carry us through this difficult period. Although the near term environment may present challenges, we are confident about the outlook for the equity market and your portfolio.

  As of December 27, 2001, the Board of Directors declared a distribution of $0.28643 per share from net short-term gains, payable December 28, 2001, to shareholders of record on December 26, 2001.

  Thank you for your continued confidence in the Fund. We appreciate your belief and support of our process.

Sincerely,

   /s/Richard W. Jensen     /s/Elizabeth M. Lilly      /s/Richard J. Rinkoff

   Richard W. Jensen        Elizabeth M. Lilly         Richard J. Rinkoff
   Portfolio Manager        Portfolio Manager          Portfolio Manager

FMI Woodland Small Capitalization Value Fund
STATEMENT OF NET ASSETS
December 31, 2001 (Unaudited)

 SHARES OR                                                            QUOTED
PRINCIPAL                                                             MARKET
  AMOUNT                                                COST           VALUE
---------                                               ----          ------
LONG-TERM INVESTMENTS -- 100.0% (A)<F27>
COMMON STOCKS -- 100.0% (A)<F27>

BASIC MATERIALS SECTOR -- 11.1%
-------------------------------
             CHEMICALS-SPECIALTY -- 7.8%
  26,500     Cytec Industries Inc.*<F26>            $   817,776    $   715,500
  46,000     H.B. Fuller Co.                          1,014,199      1,323,420
  92,700     Material Sciences Corp.*<F26>            1,123,647        938,124
                                                    -----------    -----------
                                                      2,955,622      2,977,044

             CONSTRUCTION/CEMENT -- 2.1%
  21,900     Texas Industries, Inc.                     676,492        808,110

             CONTAINERS & PACKAGING -- 1.2%
  23,900     Ivex Packaging Corp.*<F26>                 325,760        454,100

CAPITAL GOODS SECTOR -- 18.6%
-----------------------------
             AEROSPACE/DEFENSE -- 1.2%
   6,050     Alliant Techsystems Inc.*<F26>             115,637        467,060

             MANUFACTURER-DIVERSE -- 4.3%
  21,100     Graco Inc.                                 247,892        823,955
  22,100     Pentair, Inc.                              731,168        806,871
                                                    -----------    -----------
                                                        979,060      1,630,826

             MANUFACTURER-SPECIAL -- 5.4%
  23,500     Albany International Corp.                 295,995        509,950
  22,300     Donaldson Company, Inc.                    319,771        866,132
  41,100     Joy Global Inc.*<F26>                      712,867        690,480
                                                    -----------    -----------
                                                      1,328,633      2,066,562

             OFFICE EQUIPMENT & SUPPLIES -- 7.7%
  19,100     HON INDUSTRIES Inc.                        430,694        528,115
  31,900     Herman Miller, Inc.                        760,969        754,754
  83,300     Moore Corporation Ltd.                     510,584        791,350
  25,300     United Stationers Inc.*<F26>               757,996        851,345
                                                    -----------    -----------
                                                      2,460,243      2,925,564

CONSUMER CYCLICALS SECTOR -- 36.7%
----------------------------------
             BUILDING MATERIALS -- 2.2%
  27,700     Hughes Supply, Inc.                        700,821        855,099

             HARDWARE & TOOLS -- 2.0%
  17,100     The Toro Co.                               525,922        769,500

             LEISURE TIME-PRODUCTS -- 6.5%
  42,900     Brunswick Corp.                            812,172        933,504
  45,700     Hasbro, Inc.                               555,674        741,711
  13,800     Polaris Industries Inc.                    404,352        796,950
                                                    -----------    -----------
                                                      1,772,198      2,472,165

             PUBLISHING-NEWSPAPER -- 3.2%
 103,900     Hollinger International Inc.             1,525,653      1,215,630

             RETAIL-SPECIALTY -- 6.6%
  59,300     Office Depot, Inc.*<F26>                   458,130      1,099,422
  99,200     The Sports Authority, Inc.*<F26>           309,566        565,440
  59,600     Trans World
               Entertainment Corp.*<F26>                493,568        452,960
  36,600     Whitehall Jewellers, Inc.*<F26>            379,233        402,234
                                                    -----------    -----------
                                                      1,640,497      2,520,056

             SERVICES-COMMERCIAL & CONSUMER -- 15.3%
  17,600     ABM Industries Inc.                        548,416        551,760
  29,600     Ceridian Corp.*<F26>                       538,374        555,000
  32,100     Coinstar, Inc.*<F26>                       489,371        802,500
  57,900     Dollar Thrifty Automotive
               Group, Inc.*<F26>                        975,981        897,450
  51,600     Pittston Brink's Group                     923,436      1,140,360
  81,900     The ServiceMaster Co.                      915,048      1,130,220
  31,900     Viad Corp.                                 777,382        755,392
                                                    -----------    -----------
                                                      5,168,008      5,832,682

             TEXTILES-APPAREL -- 0.9%
  23,000     Paxar Corp.*<F26>                          311,609        326,600

CONSUMER STAPLES SECTOR -- 15.1%
--------------------------------
             ENTERTAINMENT -- 3.5%
  37,300     Gaylord Entertainment Co.*<F26>            971,019        917,580
  23,700     LodgeNet Entertainment
               Corp.*<F26>                              224,563        405,033
                                                    -----------    -----------
                                                      1,195,582      1,322,613

             FOODS -- 2.7%
  12,500     Interstate Bakeries Corp.                  199,956        302,250
  31,000     International Multifoods
               Corp.                                    508,920        740,900
                                                    -----------    -----------
                                                        708,876      1,043,150

             PERSONAL CARE -- 2.3%
  22,100     Alberto-Culver Co.                         655,676        863,889

             RESTAURANTS -- 1.8%
  28,800     Triarc Companies, Inc.*<F26>               740,303        699,840

             RETAIL-FOOD CHAINS -- 3.6%
  31,700     Pathmark Stores, Inc.*<F26>                655,404        781,722
  60,400     Wild Oats Markets, Inc.*<F26>              613,087        599,772
                                                    -----------    -----------
                                                      1,268,491      1,381,494

             SPECIALTY PRINTING -- 1.2%
  35,900     Bowne & Co., Inc.                          440,971        459,520

ENERGY SECTOR -- 5.0%
---------------------
             MISCELLANEOUS ENERGY -- 2.4%
  63,400     Pennzoil-Quaker State Co.                  590,188        916,130

             OIL & GAS-DRILLING & EQUIPMENT -- 1.6%
  67,800     Key Energy Services, Inc.*<F26>            669,880        623,760

             OIL-EXPLORATION & PRODUCTS -- 1.0%
  24,800     Nuevo Energy Co.*<F26>                     471,766        372,000

FINANCIALS SECTOR -- 7.0%
-------------------------
             BANKS-MAJOR REGIONAL -- 4.1%
  23,800     TCF Financial Corp.                        462,002      1,141,924
  13,500     Wintrust Financial Corp.                   324,690        412,695
                                                    -----------    -----------
                                                        786,692      1,554,619

             FINANCIAL-DIVERSE -- 2.1%
  25,200     GATX Corp.                                 866,304        819,504

             INSURANCE-PROPERTY -- 0.8%
  20,300     CNA Surety Corp.                           267,375        314,650

HEALTHCARE SECTOR -- 1.0%
-------------------------
             SPECIALIZED SERVICES -- 1.0%
  16,600     Gentiva Health
               Services, Inc.*<F26>                     334,065        364,370

TECHNOLOGY SECTOR -- 1.4%
-------------------------
             COMPUTERS-NETWORKING -- 1.4%
  81,400     Digi International Inc.*<F26>              594,600        518,518

UTILITIES SECTOR -- 4.1%
------------------------
             ELECTRIC COMPANIES -- 4.1%
  46,000     ALLETE, Inc.                             1,056,530      1,159,200
  28,200     El Paso Electric Co.*<F26>                 359,097        408,900
                                                    -----------    -----------
                                                      1,415,627      1,568,100
                                                    -----------    -----------
                 Total common stocks                 31,492,551     38,143,155
                                                    -----------    -----------
                 Total long-term
                   investments                       31,492,551     38,143,155

SHORT-TERM INVESTMENTS -- 0.2% (A)<F27>

             VARIABLE RATE DEMAND NOTE
 $63,009     Firstar Bank U.S.A., N.A.                   63,009         63,009
                                                    -----------    -----------
                 Total short-term
                   investments                           63,009         63,009
                                                    -----------    -----------
                 Total investments                  $31,555,560     38,206,164
                                                    -----------
                                                    -----------
             Liabilities, less cash and
               receivables (0.2%) (A)<F27>                             (82,007)
                                                                   -----------
             Net Assets                                            $38,124,157
                                                                   -----------
                                                                   -----------
                 Net Asset Value Per Share
                   ($0.01 par value 300,000,000
                   shares authorized), offering
                   and redemption price
                   ($38,124,157 / 2,692,704
                   shares outstanding)                             $     14.16
                                                                   -----------
                                                                   -----------

  *<F26>   Non-income producing security.
(a)<F27>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Woodland Small Capitalization Value Fund
STATEMENT OF OPERATIONS
For the Period Ending December 31, 2001 (Unaudited)

INCOME:
     Dividends                                                      $  197,530
     Interest                                                           12,013
                                                                    ----------
          Total income                                                 209,543
                                                                    ----------

EXPENSES:
     Management fees                                                   185,143
     Administrative services                                            31,118
     Registration fees                                                  14,913
     Transfer agent fees                                                11,228
     Custodian fees                                                      9,477
     Professional fees                                                   8,925
     Printing and postage expense                                        5,819
     Insurance expense                                                   3,328
     Board of Director fees                                              1,300
     Other expenses                                                      5,082
                                                                    ----------
          Total expenses before reimbursement                          276,333
     Less expenses assumed by adviser                                  (34,294)
                                                                    ----------
          Net expenses                                                 242,039
                                                                    ----------
NET INVESTMENT LOSS                                                    (32,496)
                                                                    ----------
NET REALIZED GAIN ON INVESTMENTS                                     1,309,575
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS                 (91,511)
                                                                    ----------
NET GAIN ON INVESTMENTS                                              1,218,064
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $1,185,568
                                                                    ----------
                                                                    ----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ending December 31, 2001 (Unaudited) and For the Year Ended June 30, 2001

                                                                                         DECEMBER 31,          JUNE 30,
                                                                                             2001                2001
                                                                                         ------------        ------------
OPERATIONS:
     Net investment (loss) income                                                        $   (32,496)        $    57,681
     Net realized gain on investments                                                      1,309,575           1,968,222
     Net (decrease) increase in unrealized appreciation on investments                       (91,511)          5,320,327
                                                                                         -----------         -----------
          Net increase in net assets resulting from operations                             1,185,568           7,346,230
                                                                                         -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS:
     Dividend from net investment income ($0.02942 per share)                                     --             (87,728)
     Distributions from net realized gains ($0.28643
       and $0.16740 per share, respectively)                                                (764,486)           (493,327)
                                                                                         -----------         -----------
          Total distributions                                                               (764,486)           (581,055)*<F28>
                                                                                         -----------         -----------

FUND SHARE ACTIVITIES:
     Proceeds from shares issued (117,961 and 311,372 shares, respectively)                1,578,710           3,924,631
     Net asset value of shares issued in distributions
       (36,747 and 42,141 shares, respectively)                                              522,538             494,040
     Cost of shares redeemed (202,301 and 775,103 shares, respectively)                   (2,647,464)         (9,665,878)
                                                                                         -----------         -----------
          Net decrease in net assets derived from Fund share activities                     (546,216)         (5,247,207)
                                                                                         -----------         -----------
          TOTAL (DECREASE) INCREASE                                                         (125,134)          1,517,968
NET ASSETS AT THE BEGINNING OF THE PERIOD                                                 38,249,291          36,731,323
                                                                                         -----------         -----------
NET ASSETS AT THE END OF THE PERIOD                                                      $38,124,157         $38,249,291
                                                                                         -----------         -----------
                                                                                         -----------         -----------

*<F28>  See Note 7.

  The accompanying notes to financial statements are an integral part of these statements.

FMI Woodland Small Capitalization Value Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                               (UNAUDITED)            FOR THE YEARS ENDED JUNE 30,          FOR THE PERIOD FROM
                                          FOR THE PERIOD ENDING     --------------------------------    SEPTEMBER 16, 1996+<F29> TO
                                            DECEMBER 31, 2001       2001     2000     1999      1998           JUNE 30, 1997
                                          ---------------------     ----     ----     ----      ----    ---------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period            $ 13.96            $11.62  $ 13.28  $ 13.56   $ 12.23            $ 10.00
Income from investment operations:
     Net investment (loss) income                 (0.01)             0.05     0.01    (0.03)    (0.01)              0.02
     Net realized and unrealized gains
       (loss) on investments                       0.50              2.49    (1.58)   (0.14)     1.43               2.23
                                                -------           -------  -------  -------   -------            -------
Total from investment operations                   0.49              2.54    (1.57)   (0.17)     1.42               2.25

Less distributions:
     Dividends from net investment income            --             (0.03)      --       --     (0.00)             (0.02)
     Distributions from net realized gains        (0.29)            (0.17)   (0.09)   (0.11)    (0.09)                --
                                                -------           -------  -------  -------   -------            -------
Total from distributions                          (0.29)            (0.20)   (0.09)   (0.11)    (0.09)             (0.02)
                                                -------           -------  -------  -------   -------            -------
Net asset value, end of period                  $ 14.16            $13.96  $ 11.62  $ 13.28   $ 13.56            $ 12.23
                                                -------           -------  -------  -------   -------            -------
                                                -------           -------  -------  -------   -------            -------

TOTAL INVESTMENT RETURN                            3.5%*<F30>       22.2%   (11.8%)   (1.2%)    11.7%              22.5%*<F30>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)           38,124            38,249   36,731   53,810    62,139             29,231
Ratio of expenses (after reimbursement)
  to average net assets (a)<F32>                   1.3%**<F31>       1.3%     1.3%     1.3%      1.3%               1.3%**<F31>
Ratio of net investment (loss) income
  to average net assets (b)<F33>                  (0.2%)**<F31>      0.2%     0.1%    (0.2%)    (0.1%)              0.3%**<F31>
Portfolio turnover rate                           29.3%             65.4%    57.3%    29.2%     35.5%              29.4%

  +<F29>   Commencement of operations.
  *<F30>   Not Annualized.
 **<F31>   Annualized.
 (a)<F32> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the period ending December 31, 2001, for the years ended June 30, 2001 and 2000, and for the period September 16, 1996+<F29> to June 30, 1997, the ratios would have been 1.5%**<F31>, 1.4%, 1.3% and 1.6%**<F31>, respectively.
 (b)<F33> If the Fund had paid all of its expenses for the period ending December 31, 2001, for the years ended June 30, 2001 and 2000, and for the period September 16, 1996+<F29> to June 30, 1997, the ratios would have been (0.4%)**<F31>, 0.1%, 0.1% and (0.0)%**<F31>, respectively.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Sasco Contrarian Value Fund

                                                               February 26, 2002

Dear Shareholder:

  The FMI Sasco Contrarian Value Fund posted another very strong year. For the twelve months ending December 31, 2001 the Fund was +13.3% versus +2.3% for the Russell Mid-Cap Value Index. The Fund's average annual compounded rate of return since inception (December 30, 1997) is 7.5% versus 7.5% for the Russell Mid-Cap.

  2001 proved to be a most challenging and unforgettable year. The heavy toll of a slumping economy and the financial reverberations from September 11th weighed very heavily on the market. The fourth quarter's surprisingly strong rebound merely helped to narrow the year's losses and further highlighted the market's increased volatility.

  Against this backdrop, our disciplined investment approach continued to produce very strong results. The Fund's three top performing stocks for the year were: JC Penney (+147%), Ball Corp. (+53%) and Stanley Works (+49%). All three companies benefited from financial and operational improvements under the leadership of very capable managements intent on unlocking value and achieving higher prices for their stocks. We remain keenly focused on our buy/sell discipline, taking profits when our price targets are met and recycling the proceeds into new restructuring opportunities.

  We think the year ahead will be fairly challenging once again for the market. All the excesses are not yet fully corrected and the outlook for the economy and earnings remains murky. Earnings, balance sheets and asset quality matter once again. Companies are increasingly forced to restructure and transform in order to stay competitive. Such an environment is very favorable for us and we believe our focused investment discipline will continue to deliver very competitive returns.

  As of December 27, 2001, the Board of Directors declared a dividend of $0.01088 per share from net investment income, payable December 28, 2001 to shareholders of record on December 26, 2001.

  Thank you for your support and interest in the Fund.

Respectively Submitted,

/s/Bruce D. Bottomley            /s/Daniel L. Leary

Bruce D. Bottomley               Daniel L. Leary
Managing Director                Managing Director

FMI Sasco Contrarian Value Fund
STATEMENT OF NET ASSETS
December 31, 2001 (Unaudited)

SHARES OR                                                             QUOTED
PRINCIPAL                                                             MARKET
  AMOUNT                                                COST           VALUE
---------                                               ----          ------
LONG-TERM INVESTMENTS -- 90.9% (A)<F35>
COMMON STOCKS -- 90.9% (A)<F35>

BASIC MATERIALS SECTOR -- 21.6%
-------------------------------
             CHEMICALS -- 4.0%
  10,847     Methanex Corp.*<F34>                    $   55,551     $   60,092
   6,900     NOVA Chemicals Corp.                       140,620        132,963
                                                     ----------     ----------
                                                        196,171        193,055

             CHEMICALS-DIVERSE -- 5.0%
   4,000     FMC Corp.*<F34>                            237,801        238,000

             CHEMICALS-SPECIALTY -- 2.4%
  11,300     Hercules Inc.*<F34>                        239,156        113,000

             CONTAINERS & PACKAGING -- 3.0%
   8,000     Pactiv Corp.*<F34>                          75,177        142,000

             IRON & STEEL -- 7.2%
  14,500     AK Steel Holding Corp.*<F34>               248,325        165,010
  10,850     Allegheny Technologies, Inc.               286,355        181,738
                                                     ----------     ----------
                                                        534,680        346,748

CAPITAL GOODS SECTOR -- 12.1%
-----------------------------
             CONTAINERS-METAL/GLASS -- 3.0%
   2,000     Ball Corp.                                  63,391        141,400

             ELECTRICAL EQUIPMENT -- 0.0%
     100     Rockwell International Corp.                 1,744          1,786

             MACHINERY-DIVERSE -- 0.2%
     400     Joy Global Inc.*<F34>                        6,566          6,720

             MANUFACTURER-DIVERSE -- 3.0%
   2,100     American Standard
               Companies Inc.*<F34>                      87,754        143,283

             WASTE MANAGEMENT -- 5.9%
   8,900     Waste Management, Inc.                     154,323        283,999

COMMUNICATION SERVICES SECTOR -- 2.3%
-------------------------------------
             TELEPHONE -- 2.3%
  10,400     Citizens
               Communications Co.*<F34>                  85,243        110,864

CONSUMER CYCLICALS SECTOR -- 28.6%
----------------------------------
             AUTO PARTS & EQUIPMENT -- 4.8%
   2,200     Lear Corp.*<F34>                            60,751         83,908
   3,900     TRW Inc.                                   125,552        144,456
                                                     ----------     ----------
                                                        186,303        228,364

             HARDWARE & TOOLS -- 3.0%
   3,100     The Stanley Works                           73,280        144,367

             LEISURE TIME-PRODUCTS -- 2.8%
   6,100     Brunswick Corp.                            123,919        132,736

             RETAIL-APPAREL -- 2.5%
   3,000     TJX Companies, Inc.                         56,899        119,580

             RETAIL-DEPARTMENT STORES -- 4.3%
   7,600     J.C. Penney Company, Inc.                   72,028        204,440

             RETAIL-DISCOUNTERS -- 2.3%
  10,800     Big Lots, Inc.                             112,615        112,320

             RETAIL-SPECIALTY -- 8.9%
  17,800     Foot Locker, Inc.*<F34>                    138,728        278,570
   4,700     Footstar, Inc.*<F34>                       123,289        147,110
                                                     ----------     ----------
                                                        262,017        425,680

CONSUMER STAPLES SECTOR -- 6.0%
-------------------------------
             DISTRIBUTION-FOOD & HEALTH -- 0.7%
   1,500     SUPERVALU INC.                              33,110         33,180

             HOUSEWARES -- 5.3%
   6,400     Fortune Brands, Inc.                       166,504        253,376

ENERGY SECTOR -- 7.3%
---------------------
             OIL & GAS-DRILLING & EQUIPMENT -- 4.1%
   3,600     Cooper Cameron Corp.*<F34>                 170,955        145,296
   3,100     FMC Technologies, Inc.*<F34>                48,625         50,995
                                                     ----------     ----------
                                                        219,580        196,291

             OIL-EXPLORATION & PRODUCTS -- 3.2%
   8,000     Ocean Energy Inc.                           67,331        153,600

FINANCIALS SECTOR -- 4.1%
-------------------------
             FINANCIAL-DIVERSE -- 4.1%
   1,025     Alleghany Corp.*<F34>                      166,534        197,261

TECHNOLOGY SECTOR -- 2.4%
-------------------------
             ELECTRONICS-DEFENSE -- 2.4%
   3,600     Raytheon Co.                                81,014        116,892

UTILITIES SECTOR -- 6.5%
------------------------
             ELECTRIC COMPANIES -- 3.3%
   8,900     Northeast Utilities                        161,653        156,907

             NATURAL GAS -- 3.2%
   8,500     ONEOK, Inc.                                123,002        151,640
                                                     ----------     ----------
                 Total common stocks                  3,587,795      4,347,489
                                                     ----------     ----------
                 Total long-term
                   investments                        3,587,795      4,347,489

SHORT-TERM INVESTMENTS -- 9.4% (A)<F35>

             VARIABLE RATE DEMAND NOTES
$234,000     Firstar Bank U.S.A., N.A.                  234,000        234,000
 212,737     Wisconsin Corporate
               Central Credit Union                     212,737        212,737
                                                     ----------     ----------
                 Total short-term
                   investments                          446,737        446,737
                                                     ----------     ----------
                 Total investments                   $4,034,532      4,794,226
                                                     ----------
                                                     ----------
             Liabilities, less cash and
               receivables (0.3%) (A)<F35>                             (13,500)
                                                                    ----------

                 Net Assets                                         $4,780,726
                                                                    ----------
                                                                    ----------
                 Net Asset Value Per Share
                   ($0.01 par value 300,000,000
                   shares authorized), offering
                   and redemption price
                   ($4,780,726 / 381,192
                   shares outstanding)                              $    12.54
                                                                    ----------
                                                                    ----------

  *<F34>   Non-income producing security.
(a)<F35>   Percentages for the various classifications relate to net assets.

STATEMENT OF OPERATIONS
For the Period Ending December 31, 2001 (Unaudited)

INCOME:
     Dividends                                                        $ 29,450
     Interest                                                            3,561
                                                                      --------
          Total income                                                  33,011
                                                                      --------

EXPENSES:
     Management fees                                                    23,542
     Registration fees                                                  14,878
     Professional fees                                                   8,256
     Transfer agent fees                                                 5,933
     Administrative services                                             4,708
     Custodian fees                                                      2,264
     Board of Directors fees                                             1,300
     Printing and postage expense                                          434
     Insurance expense                                                     422
     Other expenses                                                      5,400
                                                                      --------
          Total expenses before reimbursement                           67,137
     Less expenses assumed by adviser                                  (36,532)
                                                                      --------
          Net expenses                                                  30,605
                                                                      --------
NET INVESTMENT INCOME                                                    2,406
                                                                      --------
NET REALIZED GAIN ON INVESTMENTS                                        87,895
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS                  53,121
                                                                      --------
NET GAIN ON INVESTMENTS                                                141,016
                                                                      --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $143,422
                                                                      --------
                                                                      --------

  The accompanying notes to financial statements are an integral part of these statements.

FMI Sasco Contrarian Value Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ending December 31, 2001 (Unaudited) and For the Year Ended June 30, 2001

                                                                                    DECEMBER 31,          JUNE 30,
                                                                                        2001                2001
                                                                                    ------------        ------------
OPERATIONS:
     Net investment income                                                           $    2,406          $    8,755
     Net realized gain on investments                                                    87,895             271,018
     Net increase in unrealized appreciation on investments                              53,121           1,455,798
                                                                                     ----------          ----------
          Net increase in net assets resulting from operations                          143,422           1,735,571
                                                                                     ----------          ----------

DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income ($0.01898
       and $0.06595 per share, respectively)                                             (7,369)            (35,832)
                                                                                     ----------          ----------
          Total distributions                                                            (7,369)            (35,832)*<F36>
                                                                                     ----------          ----------

FUND SHARE ACTIVITIES:
     Proceeds from shares issued (20,025 and 8,656 shares, respectively)                227,216              93,728
     Net asset value of shares issued in distributions
       (184 and 749 shares, respectively)                                                 2,278               7,162
     Cost of shares redeemed (42,312 and 243,382 shares, respectively)                 (485,491)         (2,467,827)
                                                                                     ----------          ----------
          Net decrease in net assets derived from Fund share activities                (255,997)         (2,366,937)
                                                                                     ----------          ----------
          TOTAL DECREASE                                                               (119,944)           (667,198)
NET ASSETS AT THE BEGINNING OF THE PERIOD                                             4,900,670           5,567,868
                                                                                     ----------          ----------
NET ASSETS AT THE END OF THE PERIOD
     (including undistributed net investment income of $0 and $3,203, respectively)  $4,780,726          $4,900,670
                                                                                     ----------          ----------
                                                                                     ----------          ----------

*<F36>  See Note 7.

FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                                 (UNAUDITED)               YEARS ENDED JUNE 30,             FOR THE PERIOD FROM
                                            FOR THE PERIOD ENDING      ----------------------------     DECEMBER 30, 1997+<F37> TO
                                              DECEMBER 31, 2001        2001         2000       1999            JUNE 30, 1998
                                            ---------------------      ----         ----       ----     --------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                $12.15            $ 8.74       $ 9.47     $10.41              $10.00
Income from investment operations:
     Net investment income (a)<F40>                   0.01              0.02         0.08       0.09                0.04
     Net realized and unrealized gains (losses)
       on investments                                 0.40              3.46        (0.70)     (0.66)               0.37
                                                    ------            ------       ------     ------              ------
Total from investment operations                      0.41              3.48        (0.62)     (0.57)               0.41

Less distributions:
     Dividends from net investment income            (0.02)            (0.07)       (0.11)     (0.07)                 --
     Distributions from net realized gains              --                --           --      (0.30)                 --
                                                    ------            ------       ------     ------              ------
Total from distributions                             (0.02)            (0.07)       (0.11)     (0.37)                 --
                                                    ------            ------       ------     ------              ------
Net asset value, end of period                      $12.54            $12.15       $ 8.74     $ 9.47              $10.41
                                                    ------            ------       ------     ------              ------
                                                    ------            ------       ------     ------              ------

TOTAL INVESTMENT RETURN                               3.4%*<F38>       40.0%        (6.5%)     (5.3%)               4.1%*<F38>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)               4,781             4,901        5,568     13,829              19,569
Ratio of expenses (after reimbursement) to
  average net assets (b)<F41>                         1.3%**<F39>       1.3%         1.3%       1.3%                1.3%**<F39>
Ratio of net investment income to
  average net assets (c)<F42>                         0.1%**<F39>       0.2%         0.9%       0.9%                0.7%**<F39>
Portfolio turnover rate                              17.6%            127.4%        42.5%      45.0%               13.6%

  +<F37>   Commencement of operations.
  *<F38>   Not Annualized.
 **<F39>   Annualized.
(a)<F40> For the years ended June 30, 2001 and 2000, net investment income per share is calculated using average shares outstanding. In all other periods, net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(b)<F41> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the period ending December 31, 2001 and for the years ended June 30, 2001, 2000 and 1999 and for the period December 30, 1997+<F37> to June 30, 1998, 2.9%**<F39>, 2.3%, 1.8%, 1.5% and
           1.5%**<F39>, respectively.
(c)<F42> If the Fund had paid all of its expenses, the ratios would have been, for the period ending December 31, 2001 and for the years ended June 30, 2001, 2000 and 1999 and for the period December 30, 1997+<F37> to June 30, 1998, (1.5%)**<F39>, (0.8%), 0.4%, 0.7% and
           0.5%**<F39>, respectively.

  The accompanying notes to financial statements are an integral part of these statements.

FMI Mutual Funds, Inc.
NOTES TO FINANCIAL STATEMENTS
December 31, 2001 (Unaudited)


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

          The following is a summary of significant accounting policies of the FMI Mutual Funds, Inc. (formerly known as Eastcliff Funds, Inc.) (the "Company"), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. This Company consists of a series of five diversified funds: FMI AAM Palm Beach Total Return Fund (the "Total Return Fund"), FMI Winslow Growth Fund (the "Growth Fund"), FMI Knappenberger Bayer Emerging Growth Fund (the "Emerging Growth Fund"), FMI Woodland Small Capitalization Value Fund (the Small Cap Value Fund") and FMI Sasco Contrarian Value Fund (the "Contrarian Value Fund") (collectively the "Funds"). The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The Company was incorporated under the laws of Wisconsin on May 23, 1986. On October 31, 2001, the Company changed its name to FMI Mutual Funds, Inc.

          The investment objective of the Total Return Fund is to realize a combination of capital appreciation and income which will result in the highest total return by investing in a combination of equity and debt securities, while assuming reasonable risks; the investment objective of the Growth Fund is to produce long-term growth of capital by investing principally in equity securities; the investment objective of the Emerging Growth Fund is to produce long-term growth of capital by investing in equity securities of small to small midcap companies; the investment objective of the Small Cap Value Fund is to produce capital appreciation by investing principally in equity securities of small capitalization companies and the investment objective of the Contrarian Value Fund is to produce long-term growth of capital by investing in out-of-favor, undervalued companies with restructuring and turnaround potential.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments with maturities of 60 days or less are valued at cost which approximates market value. For financial reporting purposes, investment transactions are recorded on trade date. The cost amounts as reported on the statements of net assets are substantially the same for Federal income tax purposes.

     (b) The Funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Funds record purchases of when-issued securities and reflect the value of such securities in determining net asset value in the same manner as other portfolio securities.

     (c) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (d) Provision has not been made for Federal income taxes since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Emerging Growth Fund has $375,558 of a capital loss carryover which expires June 30, 2009. The Contrarian Value Fund has $1,811,347 of a capital loss carryover which expires June 30, 2008. To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover. The Emerging Growth Fund has $1,657,051 of post-October losses and the Small Cap Value Fund has $260,124 of post-October losses, which are deferred for tax purposes until the year ending June 30, 2002.

     (e) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (f) The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (g) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (h) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

          Effective October 15, 2001, the Funds have entered into management agreements with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, the Growth Fund, Emerging Growth Fund, Small Cap Value Fund and Contrarian Value Fund pay FMI a monthly fee at the annual rate of 1% of such Funds daily net assets and for the Total Return Fund, 1% on the first $30,000,000 of the daily net assets and 0.75% on the daily net assets over $30,000,000. Prior to October 15, 2001, the Funds had substantially identical investment advisory agreements with U.S. Trust Co. ("U.S. Trust").

          The Adviser entered into sub-advisory agreements with the following sub-advisors to assist it in the day-to-day management of the Funds. Each Sub-Advisor determines which securities will be purchased, retained or sold for such Fund. The Adviser pays each Sub-Advisor 0.75% of such Fund's management fee. The Sub-Advisors are as follows:

               Total Return Fund - Palm Beach Investment Advisers, LLC Growth Fund - Winslow Capital Management, Inc.
               Emerging Growth Fund - KB Growth Advisors, LLC
               Small Cap Value Fund - Woodland Partners LLC
               Contrarian Value Fund - Sasco Capital, Inc.

          As a result of a "Change of Control" in Palm Beach Investment Advisers, LLC, the sub-advisory agreement for the Total Return Fund was terminated effective January 31, 2002. Accordingly, the Adviser has assumed this responsibility under the terms of the advisory agreement for such Fund.

          In addition to the reimbursement required under the management agreements, FMI has voluntarily reimbursed the Funds for expenses over 1.3% of the daily net assets of the Funds. These reimbursements amounted to $35,756, $37,906, $57,328, $34,294 and $36,532 for the period ending
     December 31, 2001, for the Total Return Fund, Growth Fund, Emerging Growth Fund, Small Cap Value Fund and the Contrarian Value Fund, respectively.

          The Funds have administrative agreements with FMI to supervise all aspects of the Funds' operations except those performed by FMI pursuant to the management agreements. Under the terms of the agreements, the Funds will each pay FMI a monthly administrative fee at the annual rate of 0.2% on the first $25,000,000 of the daily net assets of such Fund, 0.1% on the daily net assets of such Fund on the next $20,000,000 and 0.05% on the daily net assets of such Fund over $45,000,000.

          The Funds have entered into Distribution Plans (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans provide that the Funds may incur certain costs which may not exceed the lesser of a monthly amount equal to 1% of the Funds' daily net assets or the actual distribution costs incurred during the year. Amounts payable under the Plans are paid monthly for any activities or expenses primarily intended to result in the sale of shares of such Fund. For the period ending December 31, 2001, no such expenses were incurred.

(3)  DISTRIBUTION TO SHAREHOLDERS --

          Net investment income and net realized gains are distributed to shareholders. The distributions were paid on December 28, 2001, to shareholders of record on December 26, 2001.

                                                    TOTAL                        EMERGING      SMALL CAP      CONTRARIAN
                                                 RETURN FUND    GROWTH FUND    GROWTH FUND     VALUE FUND     VALUE FUND
                                                 -----------    -----------    -----------     ----------     ----------
     Dividend from net investment income          $     --       $     --        $     --      $     --       $  4,152
     $ per share                                        --             --              --            --        0.01088
     Short-term gains                                   --             --              --       764,486             --
     $ per share                                        --             --              --       0.28643             --
     Long-term capital gains                       584,652             --              --            --             --
     $ per share                                   2.26113             --              --            --             --

          Shareholders were sent a 2001 Form 1099-DIV in January, 2002 representing their proportionate share of these distributions. The Form 1099-DIV would consider the impact of any retroactive tax law changes.

(4)  INVESTMENT TRANSACTIONS --

          For the period ending December 31, 2001, purchases and proceeds of sales of investment securities of the Total Return Fund (excluding short-term securities) were $5,597,427 and $13,888,841, respectively; purchases and proceeds of sales of investment securities of the Growth Fund (excluding short-term securities) were $1,765,970 and $1,952,267, respectively; purchases and proceeds of sales of investment securities of the Emerging Growth Fund (excluding short-term securities) were $15,529,636 and $5,858,114, respectively; purchases and proceeds of sales of investment securities of the Small Cap Value Fund, (excluding short-term securities) were $10,593,513 and $10,879,810, respectively; and purchases and proceeds of sales of investment securities of the Contrarian Value Fund (excluding short-term securities) were $776,497 and $1,212,029, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

          As of December 31, 2001, liabilities of the Funds included the following:

                                                    TOTAL                        EMERGING      SMALL CAP      CONTRARIAN
                                                 RETURN FUND    GROWTH FUND    GROWTH FUND     VALUE FUND     VALUE FUND
                                                 -----------    -----------    -----------     ----------     ----------
     Payable to brokers
       for investments purchased                   $   --         $18,715        $    --       $176,817         $8,895
     Payable to shareholders for redemptions           --              --             --             --             --
     Payable to FMI for management fees
       and administrative fees                      2,341           5,306         19,770         37,594          4,806
     Other liabilities                              1,367           7,277          1,658          4,472          1,887

(6)  SOURCES OF NET ASSETS --

                                                    TOTAL                        EMERGING      SMALL CAP      CONTRARIAN
                                                 RETURN FUND    GROWTH FUND    GROWTH FUND     VALUE FUND     VALUE FUND
                                                 -----------    -----------    -----------     ----------     ----------
     As of December 31, 2001 the sources of
       net assets were as follows:
     Fund shares issued and outstanding        $  916,165      $4,428,441    $20,870,322    $31,342,989     $5,939,079
     Net unrealized appreciation
       on investments                             496,146       1,099,208      3,257,543      6,650,604        759,694
     Undistributed net realized gains (losses)
       on investments                             762,261       (353,986)    (3,439,765)        130,564    (1,918,047)
     Undistributed net investment income           25,656              --             --             --             --
                                               ----------      ----------    -----------    -----------     ----------
                                               $2,200,228      $5,173,663    $20,688,100    $38,124,157     $4,780,726
                                               ----------      ----------    -----------    -----------     ----------
                                               ----------      ----------    -----------    -----------     ----------

     Aggregate net unrealized appreciation as of December 31, 2001, consisted of the following:

     Aggregate gross unrealized appreciation   $  500,779      $1,235,236    $ 4,002,887    $ 8,055,913     $1,131,414
     Aggregate gross unrealized depreciation      (4,633)       (136,028)      (745,344)    (1,405,309)      (371,720)
                                               ----------      ----------    -----------    -----------     ----------
         Net unrealized appreciation           $  496,146      $1,099,208    $ 3,257,543    $ 6,650,604     $  759,694
                                               ----------      ----------    -----------    -----------     ----------
                                               ----------      ----------    -----------    -----------     ----------

(7)  REQUIRED FEDERAL INCOME TAX DISCLOSURES --

          In early 2001, shareholders received information regarding all distributions paid to them by the Funds during the fiscal year ended June 30, 2001. The Funds hereby designate the following amounts as long-term capital gains distributions.

         TOTAL                      EMERGING       SMALL CAP      CONTRARIAN
      RETURN FUND   GROWTH FUND    GROWTH FUND     VALUE FUND     VALUE FUND
      -----------   -----------    -----------     ----------     ----------
      $3,982,710     $1,618,421        --              --             --

          For the Growth Fund, Small Cap Value Fund and Contrarian Value Fund, the percentage of ordinary income which is eligible for the corporate dividend received deduction for the fiscal year ended June 30, 2001, was 0.8%, 28.2% and 77.4%, respectively.

(8)  MATTERS SUBMITTED TO A SHAREHOLDER VOTE --

          A special meeting of shareholders of the Company was held on October 15, 2001 and the following matters were approved by at least 60% of the voting shares:

     1) With respect to each of the Funds, a proposal to approve a new investment advisory agreement with each Fund. The new investment advisory agreement contains substantially the same terms and conditions, including compensation rate, as the existing investment advisory agreements for each of the Funds;

     2) With respect to each of the Funds, a proposal to approve a new sub-advisory agreement with each Fund. The new sub-advisory agreement contains substantially the same terms and conditions as the existing sub-advisory agreements;

     3) With respect to each of the Funds, a proposal to elect five directors to the Board of Directors;

     4) With respect to each of the Funds, a proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent auditors; and

     5) Such other business as may properly come before the special meeting.

                             FMI MUTUAL FUNDS, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                              www.fiduciarymgt.com
                                  414-226-4555

                      INVESTMENT ADVISER AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               PORTFOLIO MANAGERS
                      FMI AAM PALM BEACH TOTAL RETURN FUND
                      PALM BEACH INVESTMENT ADVISERS, LLC
                                  (see Note 2)

                            FMI WINSLOW GROWTH FUND
                        WINSLOW CAPITAL MANAGEMENT, INC.

                  FMI KNAPPENBERGER BAYER EMERGING GROWTH FUND
                            KB GROWTH ADVISORS, LLC

                  FMI WOODLAND SMALL CAPITALIZATION VALUE FUND
                             WOODLAND PARTNERS LLC

                        FMI SASCO CONTRARIAN VALUE FUND
                              SASCO CAPITAL, INC.

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                                   CUSTODIAN
                    U.S. BANK INSTITUTIONAL TRUST & CUSTODY
                               425 Walnut Street
                            Cincinnati, Ohio  45202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMIMutual Funds, Inc. unless accompanied or preceded by the Funds' current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.